UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2026 (January 30, 2026)

SPACSphere Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43093	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8795 Folsom Blvd
Sacramento, California 95826

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (501) 201-0130

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one-half of one redeemable warrant, and one right to receive one-fifth of one Class A ordinary share	SSACU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SSAC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SSACW	The NASDAQ Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of an initial business combination	SSACR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2026, upon the effectiveness of its registration statement on Form S-1 (File No. 333-290414) in connection with its initial public offering, Kathleen Cuocolo, Magnus Ryde, and Mark Platshon (collectively with Bala Padmakumar and Soumen Das, the “Directors,” and each a “Director”) became members of the board of directors. Our board of directors has determined that Kathleen Cuocolo, Magnus Ryde, and Mark Platshon are “independent directors” as defined in the Nasdaq listing standards and under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and has determined that Kathleen Cuocolo and Mark Platshon qualify as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Kathleen Cuocolo, Magnus Ryde, and Mark Platshon will serve as members of the audit committee and compensation committee, with Kathleen Cuocolo serving as chair of the audit committee and Magnus Ryde serving as chair of the compensation committee.

None of the directors mentioned above are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporations or Bylaws.

On January 30, 2026, upon the effectiveness of its registration statement on Form S-1 (File No. 333-290414) in connection with its initial public offering, the Company adopted its Amended and Restated Memorandum and Articles of Association, which had been conditionally approved by special resolution of the shareholders on January 30, 2026, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACSphere Acquisition Corp.

	By:	/s/ Bala Padmakumar
		Name:	Bala Padmakumar
		Title:	Chief Executive Officer

Dated: February 4, 2026

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